ING Money Market Portfolio

ING Money Market Portfolio

(the “Portfolio”)

Supplement dated August 14, 2013

to the Portfolio’s Statement of Additional Information dated April 30, 2013 (“SAI”)

On May 13, 2013 at a special meeting of shareholders, shareholders approved a proposal to modify the Portfolio’s fundamental policy with respect to concentration to clarify that the Portfolio may invest without limitation in certificates of deposit, fixed-time deposits, bankers acceptances, and other short-term instruments issued by banks that are otherwise eligible investments for the Portfolio under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio (collectively, “Banking Instruments”).

1.              Effective immediately, fundamental policy number (2) in the sub-section entitled “Fundamental and Non-Fundamental Investment Restrictions – Fundamental Investment Restrictions” of the Portfolio’s SAI is revised as follows:

2.              purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by a Portfolio; and (iii) with respect to ING Money Market Portfolio, this restriction will not limit the Portfolio’s investments in certificates of deposit, fixed-time deposits, bankers acceptances and other short-term instruments issued by banks that are otherwise eligible investments for the Portfolio under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.              Immediately following fundamental policy number (8) in the sub-section entitled “Fundamental and Non-Fundamental Investment Restrictions – Fundamental Investment Restrictions” of the Portfolio’s SAI, the following statement is added:

With respect to fundamental policy number (2), the reference to certain instruments issued by banks refers to “domestic banks.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE